UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934


Date of Report (Date of earliest event reported):    February 17, 2009

                            IntegraMed America, Inc.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State of other jurisdiction of incorporation)

             0-20260                                  6-1150326
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     (Commission File Numbers)            (IRS Employer Identification No.)

Two Manhattanville Road, Purchase, NY                   10577
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone no. including area code: (914) 253-8000

(Former name or former address, if changed since last report)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        Written communication  pursuant to Rule 425 under the Securities Act (17
     __ CFR 230.425)

        Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     __ CFR 240.14a-12)

        Pre-commencement  communication  pursuant  to Rule  14d-2(b)  under  the
     __ Exchange Act (17 CFR 240.14d-2(b)

        Pre-commencement  communication  pursuant  to Rule  13e-4(c)  under  the
     __ Exchange Act (17 CFR 240.13e-4(c))

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         ITEM 8.01         Other Events

         We, IntegraMed America, Inc., (the "Company") recently became aware of the expected outcome of a contractual dispute with an important third-party payer and one of our top fertility clinics in the mid-west. Our clinic has been in a dialogue with this third-party payer over the last several months but the net result of those interactions is that our clinic expects to lose the contract effective February 26, 2009. Accordingly, the clinic's patient volume is expected to be directed to various other centers that are not affiliated with us.

         The net result of this action to us is that we expect to have a reduction in after-tax income of approximately $350,000. This estimate is prior to any cost mitigation at the clinic. The unmitigated loss of this base of patients could impact our 2009 reported EPS by approximately $0.03-$0.04 per share. We are making appropriate staffing and overhead adjustments at the clinic in response to this loss of patient volume. We also continue to work with our clinic toward some sort of resolution with the third-party payer, though we view the likelihood of a favorable outcome as very remote.

         The foregoing was disclosed in our 4th Quarter Earnings Release call which took place today at 10:00 a.m. EDT. A replay of the call can be found on our website (www.integramed.com) under the heading "Investors".

         This Current Report on Form 8-K may contain forward-looking statements that are not based on historical fact, including statements concerning future results, performance, and expectations regarding the contract between our clinic and the third-party payer. These statements involve a number of risks and uncertainties. Actual results may differ materially from the statements made as a result of various factors, including, but not limited to, the impact of the loss of the contract on the Company and other risks, including those identified in the company's most recent Form 10-K and in other documents filed by us with the U.S. Securities and Exchange Commission.

                                   SIGNAT6URES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           IntegraMed America, Inc.
                                           (Registrant)




Date:    February 17, 2009          By:    /s/Claude E. White
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                                              Claude E. White,
                                              Vice President & General Counsel